Exhibit 1.1

Execution Version

LEGACY RESERVES LP

8,700,000 Units
Representing Limited Partner Interests

UNDERWRITING AGREEMENT

November 8, 2012

WELLS FARGO SECURITIES, LLC

As Representative of the several Underwriters

named in Schedule I

c/o WELLS FARGO SECURITIES, LLC

375 Park Avenue

New York, New York 10152

Legacy Reserves LP, a Delaware limited partnership (the “Partnership”), confirms its agreement with Wells Fargo Securities, LLC (“Wells Fargo”), and each of the other Underwriters named in Schedule 1 hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof), for whom Wells Fargo, is acting as representative (in such capacity, the “Representative”), with respect to the issue and sale by the Partnership of a total of 8,700,000 units (the “Firm Securities”) representing limited partner interests in the Partnership (the “Units”), and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Firm Securities set forth in said Schedule 1 hereto, and with respect to the grant by the Partnership to the Underwriters, acting severally and not jointly, of the option described in Section 3 hereof to purchase all or any part of 1,305,000 additional Units to cover over allotments, if any (the “Option Securities”).  The Firm Securities and the Option Securities are hereinafter called, collectively, the “Securities.”  Certain terms used in this Agreement are defined in Section 17 hereof.

Legacy Reserves GP, LLC, a Delaware limited liability company (the “General Partner”), is the Partnership’s sole general partner.  Legacy Reserves Operating GP LLC, a Delaware limited liability company and a wholly owned subsidiary of the Partnership (“Operating GP”), is the sole general partner of Legacy Reserves Operating LP, a Delaware limited partnership (the “Operating Partnership” and, together with the General Partner, the Partnership and the Operating GP, the “Legacy Parties” and, together with the direct and indirect subsidiaries of the Partnership listed in Schedule III (collectively, the “Subsidiaries”), the “Partnership Entities”).

It is understood and agreed to by the parties hereto that on November 5, 2012, Legacy Reserves Operating LP, a Delaware limited partnership and a wholly owned subsidiary of the Partnership, COG Operating LLC, a Delaware limited liability company, and Concho Oil & Gas

LLC, a Texas limited liability company, entered into a Purchase and Sale Agreement (the “Permian Purchase Agreement”) pursuant to which Legacy Reserves Operating LP agreed to purchase from COG Operating LLC and Concho Oil & Gas LLC on December 20, 2012, and effective as of October 1, 2012, certain assets described in the Permian Purchase Agreement including, but not limited to, certain oil and natural gas properties in the Permian Basin of west Texas and southeastern New Mexico, for $520.0 million, subject to adjustments as described in the Permian Purchase Agreement.

1.             Representations and Warranties by the Legacy Parties.  The Legacy Parties jointly and severally represent and warrant to and agree with each Underwriter as set forth below:

(a)           Registration Statement/Prospectus. A shelf registration statement (Registration No. 333-174434) on Form S-3 to be used in connection with the public offering and sale of the Securities, including a related Basic Prospectus (as defined below), (i) has been prepared by the Partnership pursuant to and in conformity with the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations thereunder (the “1933 Act Rules and Regulations”), of the United States Securities and Exchange Commission (the “Commission”), (ii) has been filed with the Commission under the 1933 Act, and (iii) is effective under the 1933 Act.  The conditions for the use of Form S-3 under the 1933 Act, including those set forth in the General Instructions to Form S-3, have been satisfied.  The Partnership may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more Preliminary Prospectuses (as defined below) relating to the Securities, each of which has previously been furnished to the Representative. As used in this Agreement:

(i)            “Basic Prospectus” shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date.

(ii)           “Disclosure Package” shall mean, as of the Execution Time, the most recent Preliminary Prospectus, together with (A) any Issuer Free Writing Prospectus filed by the Partnership on or before the Execution Time and identified on Schedule II hereto, and (B) the pricing information identified on Schedule II hereto.

(iii)          “Effective Date” shall mean any date as of which any part of the Registration Statement became, or is deemed to have become, effective under the 1933 Act in accordance with the 1933 Act Rules and Regulations.

(iv)          “Execution Time” shall mean the date and time (5:20 pm Eastern Time) that this Agreement is executed and delivered by the parties hereto.

(v)           “Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

(vi)          “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the 1933 Act Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Securities.

(vii)         “Preliminary Prospectus” shall mean any preliminary prospectus supplement to the Basic Prospectus, which describes the Securities and the offering thereof, and is used prior to filing of the Prospectus, together with the Basic Prospectus.

(viii)        “Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended at the Execution Time and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Initial Delivery Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.

(ix)          “Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

Any reference to the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus or the Basic Prospectus, or any amendment or supplement thereto, shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the 1933 Act as of the date of such Registration Statement, Preliminary Prospectus, the Prospectus or the Basic Prospectus, as the case may be, or in the case of the Disclosure Package, as of the Execution Time. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) on or prior to the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus, the Prospectus or the Basic Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the “1934 Act”), after the date of such Preliminary Prospectus, the Prospectus or the Basic Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus, the Prospectus or the Basic Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include the most recent annual report of the Partnership on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the 1934 Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any stop order suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the Partnership’s knowledge, threatened by the Commission. The Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement.

(b)           Well-Known Seasoned Issuer and Not an Ineligible Issuer. The Partnership was at the time of the initial filing of the Registration Statement, and continues to be, a “well-known seasoned issuer” (as defined in Rule 405 under the 1933 Act) eligible to use an “automatic shelf registration statement” (as defined in Rule 405 under the 1933 Act) for the registration of the Units, including not having been an “ineligible issuer” (as defined in Rule 405 under the1933 Act Rules and Regulations), at any such time or date.  The Partnership has not received from the Commission any notice pursuant to Rule 401(g)(2) under the 1933 Act objecting to the use of the automatic shelf registration statement form.  To the Partnership’s knowledge, the Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and the Partnership is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Units.

(c)           Form of Documents. The Registration Statement complied and will comply in all material respects on each Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will comply in all material respects when filed, to the requirements of the 1933 Act and the 1933 Act Rules and Regulations. The most recent Preliminary Prospectus complied, and the Prospectus will comply, in all material respects when filed with the Commission pursuant to Rule 424(b) to the requirements of the 1933 Act and the 1933 Act Rules and Regulations.  The documents incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the 1934 Act and the rules and regulations thereunder (the “1934 Act Rules and Regulations”) or the 1933 Act and the 1933 Act Rules and Regulations, as applicable.

(d)           No Material Misstatements or Omissions in the Registration Statement. The Registration Statement did not, as of each Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Partnership makes no representations or warranties as to the information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 13 hereof.

(e)           No Material Misstatements or Omissions in the Prospectus. The Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Partnership makes no representations or warranties as to the information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion in the Prospectus, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 13 hereof.

(f)            No Material Misstatements or Omissions in the Disclosure Package. The Disclosure Package did not, as of the Execution Time, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Partnership makes no representations or warranties as to the information contained in or omitted from the Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion in the Disclosure Package, it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 13 hereof.

(g)           No Material Misstatements or Omissions in Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Disclosure Package as of the Execution Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Partnership by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, the Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by the Underwriters consists of the information described as such in Section 13 hereof.  Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433) does not include any information that conflicts in any material respect with the information contained in the Disclosure Package, including any document incorporated by reference therein that has not been superseded or modified.

(h)           Issuer Free Writing Prospectus Conforms to Requirements of 1933 Act. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the 1933 Act and the 1933 Act Rules and Regulations on the date of first use, and the Partnership has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the 1933 Act Rules and Regulations. The Partnership has not made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative. The Partnership has retained in accordance with the 1933 Act Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the 1933 Act Rules and Regulations. The Partnership filed the Registration Statement before using any Issuer Free Writing Prospectus and each Issuer Free Writing Prospectus was accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 of the 1933 Act. The Partnership has taken all actions necessary so that any road show (as defined in Rule 433 of the1933 Act Rules and Regulations) in connection with the offering of the Securities will not be required to be filed pursuant to the1933 Act Rules and Regulations.

(i)            Other Sales. The Partnership has not sold or issued any Units during the six-month period preceding the date of the Initial Delivery Date, other than pursuant to (i) acquisitions, employee benefit plans, qualified options plans or other employee compensation plans described in the Disclosure Package and the Prospectus, (ii) outstanding options, rights or warrants described in the Disclosure Package and the Prospectus, or (iii) the Equity Distribution Agreement dated, August 25, 2011, by and among the Partnership and Knight Capital Americas, L.P.

(j)            Independent Accountants. BDO USA LLP, who have audited the audited financial statements included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, is an independent public accounting firm with respect to the Partnership and the General Partner within the meaning of the 1933 Act and the 1933 Act Rules and Regulations and the Public Company Accounting Oversight Board (United States).

(k)           Reserve Engineer. LaRoche Petroleum Consultants Ltd. (the “Reserve Engineer”), whose report dated January 17, 2012 (the “Reserve Report”) is referenced in the Registration Statement, the Disclosure Package and Prospectus and who has delivered the letter referred to in Section 6(f) hereof, was as of the date of such report, and is, as of the date hereof, an independent petroleum engineer with respect to the Partnership.  No information has come to the attention of the Partnership or, to the knowledge of the Partnership, to the Reserve Engineer that could reasonably be expected to cause the Reserve Engineer to withdraw its Reserve Report.

(l)            Information Underlying Reserve Report. The information underlying the estimates of the Partnership’s proved reserves that was supplied to the Reserve Engineer for the purposes of preparing the Reserve Report and estimates of the proved reserves of the Partnership disclosed in the Registration Statement, the Disclosure Package and the Prospectus, including, production, costs of operation, and, to the knowledge of the Partnership, future operations and sales of production, was true and correct in all material respects on the dates such information was provided, and such information was supplied and was prepared in accordance with customary industry practices; and the estimates of such reserves and standardized measure thereof as described in the Registration Statement, the Disclosure Package and the Prospectus and future net cash flow reflected in the Reserve Report referenced therein have been prepared in a manner that complies with the applicable requirements of the 1933 Act Rules and Regulations.  Other than normal production of the reserves, product price fluctuations, and fluctuations of demand for such products, and except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, no Legacy Party is aware of any facts or circumstances that would result in a materially adverse change in the reserves in the aggregate, or the aggregate present value of the future net cash flows therefrom as described in the Registration Statement, the Disclosure Package and the Prospectus and as reflected in the Reserve Report.

(m)          Financial Statements. The financial statements of the Partnership included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, together with the related schedules (if any) and notes, present fairly in all material respects the financial position of the Partnership and its consolidated subsidiaries at the dates indicated and the results of operations, changes in unitholders’ equity and cash flows of the Partnership and its consolidated subsidiaries for the periods specified; the financial statements of any other entities or businesses included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus, together with the related schedules (if any) and notes, present fairly in all material respects the financial position of each such entity or business, as the case may be, and its consolidated subsidiaries (if any) at the dates indicated and the results of operations, changes in stockholders’ (or other owners’) equity and cash flows of such entity or business, as the case may be, and its consolidated subsidiaries, if any, for the periods specified; and all such financial statements have been prepared in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) applied on a consistent basis throughout the periods involved and comply with all applicable accounting requirements under the 1933 Act and the 1933 Act Rules and Regulations.  The supporting schedules, if any, included or incorporated by reference in the Registration Statement present fairly, in all material respects in accordance with GAAP, the information required to be stated therein.  The information in the Disclosure Package and in the Prospectus under the caption “Summary” presents fairly in all material respects the information shown therein and has been compiled on a basis consistent with that of the audited financial statements of the Partnership included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus.  All information contained in the Registration Statement, the Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as defined in Regulation G of the Commission) complies with Regulation G and Item 10 of Regulation S-K of the Commission, to the extent applicable.  There are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus that are not so included or incorporated, as applicable, as required.

(n)           The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(o)           No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus (in each case exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Partnership and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by any Partnership or any of its subsidiaries which are material with respect to the Partnership and its subsidiaries, considered as one enterprise, and (iii) except for regular quarterly distributions on the Units in amounts per Unit that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Partnership on the Units.

(p)           Formation and Good Standing of the Partnership Entities. Each Partnership Entity has been duly organized, formed or incorporated and is validly existing as a limited partnership, limited liability company, corporation or other business entity, as applicable, in good standing under the laws of the state of its organization, incorporation or formation, as applicable, and has full limited partnership, limited liability or corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus and, with respect to each Legacy Party, to enter into and perform its obligations under this Agreement; and each Partnership Entity is duly qualified as a foreign limited partnership, limited liability company or corporation, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, result in a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Partnership Entities taken as a whole (a “Material Adverse Effect”).

(q)           Entity Ownership.

(i)            Moriah Properties, Ltd., DAB Resources, Ltd., Brothers Production Properties, Ltd., Brothers Production Company, Inc., Brothers Operating Company, Inc., J&W McGraw Properties, Ltd. and H2K Holdings, Ltd. own 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the Amended and Restated Limited Liability Company Agreement of the General Partner (as amended as of the date hereof, the “GP LLC Agreement”), and are fully paid and non-assessable (except as such non-assessability may be limited by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and such persons and entities own such membership interests free and clear of all Liens.

(ii)           The General Partner is the sole general partner of the Partnership with an approximate 0.04% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Amended and Restated Limited Partnership Agreement of the Partnership (as amended as of the date hereof, the “Partnership Agreement”) and is fully paid; and the General Partner owns such general partner interest free and clear of all Liens; the General Partner owns no assets, and has no business, other than with respect to its general partner interest in the Partnership.

(iii)          As of the date hereof and immediately prior to the issuance of the Securities pursuant to this Agreement, the issued and outstanding limited partner interests of the Partnership consists of 48,099,419 Units.  All of the issued and outstanding Units, and the limited partner interests represented thereby, have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required by the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”)).

(iv)          The Securities to be issued and sold by the Partnership hereunder, and the limited partner interests represented thereby, will be duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid (to the extent required by the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

(r)            Operating GP Ownership. The Partnership owns 100% of the membership interests in the Operating GP; such membership interests have been duly authorized and validly issued in accordance with the Limited Liability Company Agreement of the Operating GP (as amended as of the date hereof, the “Operating GP Agreement”), and are fully paid and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interests free and clear of all Liens, except for the pledge of such membership interests under the Second Amended and Restated Credit Agreement, dated March 10, 2011, by and between the Partnership and Wells Fargo Bank, National Association, as administrative agent, as amended (the “Credit Agreement”).

(s)            Operating Partnership Ownership. (i) The Operating GP is the sole general partner of the Operating Partnership with a 0.1% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Agreement of Limited Partnership of the Operating Partnership (as amended as of the date hereof, the “Operating Partnership Agreement”), and is fully paid; and the Operating GP owns such general partner interest free and clear of all Liens, except for the pledge of such general partner interest under the Credit Agreement; and (ii) the Partnership is the sole limited partner of the Operating Partnership with a 99.9% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required by the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act and as otherwise described in the Prospectus); and the Partnership owns such limited partner interest free and clear of all Liens, except for the pledge of such limited partner interest under the Credit Agreement.

(t)            No Other Subsidiaries. Other than ownership interests in the Operating Partnership, Operating GP and the Subsidiaries, the Partnership does not own, and at each Delivery Date, will not own, directly or indirectly, an equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.  Other than its ownership interest in the Partnership and its indirect ownership interests in the Operating Partnership, the Operating GP and the Subsidiaries, the General Partner does not own, and at each Delivery Date, will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.  The Subsidiaries, considered individually or in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X.

(u)           Authority and Authorization. The Partnership has all requisite power and authority to issue, sell and deliver the Securities in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statement, the Disclosure Package and the Prospectus. At each Delivery Date, all corporate, partnership and limited liability company action, as the case may be, required to be taken by the Partnership Entities or any of their stockholders, partners or members for the authorization, issuance, sale and delivery of the Securities shall have been validly taken.

(v)           Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by each of the Legacy Parties and constitutes the valid and legally binding agreement of each of the Legacy Parties.

(w)          Authorization and Enforceability of the Permian Purchase Agreement. The Permian Purchase Agreement has been duly authorized and executed by the Partnership and constitutes a valid and binding agreement, enforceable against the Partnership in accordance with its terms, except to the extent that enforcement thereof may be limited in bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to creditors’ rights generally and general principles of equity whether enforcement is sought at law or in equity.

(x)           Description of Recent Developments. The statements regarding the estimates of proved reserves and forecasts of production related to the properties to be acquired by the Partnership pursuant to the Permian Purchase Agreement and estimate of cash flow from operations to be added to the Partnership from such properties and the underlying assumptions and forecasts thereto, contained in the Registration Statement, Disclosure Package and the Prospectus under the caption “Summary—Legacy Reserves LP—Recent Developments—Pending Acquisition of Oil and Natural Gas Properties in the Permian Basin” were prepared in good faith and, in the informed judgment of the management of the Partnership, on a reasonable basis reflecting the best currently available estimates of management of the Partnership and are true and accurate in all material respects, and are within the coverage of Rule 175 under the Securities Act to the extent such statements constitute forward looking statements as defined in Rule 175. As of the date hereof, the management of the Partnership is not aware of any facts with respect to historical or anticipated financial or operational performance of the properties to be acquired pursuant to the Permian Acquisition Agreement or of the Partnership that would result in a significant variance from such estimates of proved reserves, forecasts of production and estimated added cash flow from operations included in the Registration Statement, Disclosure Package and the Prospectus under the caption “Summary—Legacy

Reserves LP—Recent Developments—Pending Acquisition of Oil and Natural Gas Properties in the Permian Basin.”

(y)           Enforceability of Organizational Documents. The Organizational Documents of each of the Legacy Parties have been duly authorized and validly executed and delivered by the parties thereto and are valid and legally binding agreements of such party, enforceable against such party in accordance with their respective terms; provided that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and provided, further, that the indemnity, contribution and exoneration provisions contained in any of such agreements may be limited by applicable laws and public policy.

(z)           Description of Securities. The Securities, when issued and delivered in accordance with the terms of this Agreement, will conform in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus.

(aa)         Absence of Violations or Defaults. None of the Partnership Entities is in breach or violation of or default under (i) its Organizational Documents; (ii) any Partnership Document, other than Subject Instruments, (iii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Partnership Entities or any of their respective assets, properties or operations, or (iv) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NASDAQ Global Select Market (the “NASDAQ”), except in the case of clauses (ii) through (iv) for any such breaches, violations or default that would not, individually or in the aggregate, result in a Material Adverse Effect, or materially impair the ability of the Legacy Parties to consummate the transactions contemplated by this Agreement.

(bb)         Absence of Conflicts. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement and the Permian Purchase Agreement, and in the Registration Statement, the Disclosure Package and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Legacy Parties with their obligations under this Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any Lien upon any property or assets of the Partnership or any of its subsidiaries pursuant to any Partnership Documents, except, in the case of Partnership Documents other than Subject Instruments, for such conflicts, breaches, defaults or Liens that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the Organizational Documents of the Partnership or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Partnership or any of its subsidiaries or any of their respective assets, properties or operations, except for such violations of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Partnership or any of its subsidiaries or any of their respective assets, properties or operations that would not, individually or in the aggregate, result in a Material Adverse Effect.

(cc)         Absence of Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“Consent”) of or with any court, governmental agency or body having jurisdiction over any of the Partnership Entities or any of their respective properties is required in connection with the offering, issuance and sale by the Partnership of the Securities, the execution, delivery and performance of this Agreement by the Legacy Parties, or the consummation by the Legacy Parties of the transactions contemplated by this Agreement or the Permian Purchase Agreement, except for such Consents as may be required under the 1933 Act, the 1933 Act Rules and Regulations, the 1934 Act and the 1934 Act Rules and Regulations and state securities or “Blue Sky” laws and applicable rules and regulations under such laws.

(dd)         Absence of Labor Dispute. No labor dispute with the employees of any Partnership Entity exists or, to the knowledge of the Partnership, is threatened or imminent, and the Partnership is not aware of any existing or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers, customers or contractors of any Partnership Entity which, in any such case, would reasonably be expected to result in a Material Adverse Effect.

(ee)         Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Partnership, threatened, against or affecting any Partnership Entity which is required to be disclosed in the Registration Statement, the Disclosure Package or the Prospectus (other than as disclosed therein), or which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Legacy Parties of their obligations under this Agreement; the aggregate of all pending legal or governmental proceedings to which any Partnership Entity is a party or of which any of their respective property or assets is the subject, which are not described in the Registration Statement, the Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

(ff)          Accuracy of Descriptions and Exhibits. The information in the Registration Statement, the Disclosure Package, the Prospectus and the Preliminary Prospectus under the captions “Description of Our Units,” “Material Provisions of Our Partnership Agreement,” “Conflicts of Interest and Fiduciary Duties” and “Material Tax Considerations,” in each case to the extent that it constitutes matters of law, summaries of legal matters, summaries of provisions of the Partnership’s Organizational Documents or any other instruments or agreements, summaries of legal proceedings, or legal conclusions, is correct in all material respects; all descriptions in the Registration Statement, the Disclosure Package, the Prospectus and the Preliminary Prospectus of any Partnership Documents are accurate in all material respects; and there are no franchises, contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements required to be described or referred to in the Registration Statement, the Disclosure Package, the Prospectus and the Preliminary Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(gg)         Possession of Intellectual Property. The Partnership and its subsidiaries own or possess or have the right to use on reasonable terms all patents, patent rights, patent applications, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names, service names and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as described in the Registration Statement, the Disclosure Package and the Prospectus except where the failure to own, possess or have the right to use would not, individually or in the aggregate, result in a Material Adverse Effect; and neither the Partnership nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Partnership or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would result in a Material Adverse Effect.

(hh)         Absence of Further Requirements. (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or other consent of any member, unitholder or creditor of any Partnership Entity, (C) no waiver or consent under any Subject Instrument, and (D) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by the Legacy Parties of their obligations under this Agreement, for the offering, issuance, sale or delivery by the Partnership of the Securities hereunder, or for the consummation of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the Registration Statement, the Disclosure Package and the Prospectus, except such as have been already obtained under the 1933 Act or the 1933 Act Rules and Regulations or such as may be required under state securities laws.

(ii)           Possession of Licenses and Permits. The Partnership Entities possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such permits, licenses, approvals, consents and other authorizations would not, individually or in the aggregate, have a Material Adverse

Effect; the Partnership Entities are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(jj)           Title to Real Property. Each of the Partnership Entities has (i) legal, valid and defensible title to the interests in Oil and Gas Properties supporting the estimates of its net proved reserves contained in the Registration Statement, the Disclosure Package and the Prospectus, (ii) good and marketable title in fee simple to all real property other than Oil and Gas Properties covered by clause (i), and (iii) good and marketable title to all personal property owned by them, in each case free and clear of all Liens except such as are described in the Registration Statement, the Disclosure Package and the Prospectus or such as do not materially affect the value of the property of the Partnership Entities, taken as a whole, and do not materially interfere with the use made of such property by any of the Partnership Entities; all real property and buildings held under lease by any of the Partnership Entities are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially affect the value of such property and do not materially interfere with the use made of such property by any of the Partnership Entities.  The Working Interests derived from the Oil and Gas Properties evidence in all material respects the right of the Partnership Entities to explore, develop and produce hydrocarbons from such Hydrocarbon Interests, and the acquisition and procurement of such oil and gas leases, options to lease, drilling rights and concessions or other property interests was generally consistent with standard industry practices in the areas in which the Partnership Entities operate for acquiring or procuring oil and gas leases and interests therein to explore, develop or produce hydrocarbons.

(kk)         Certain Relationships and Related Transactions. No relationship, direct or indirect, exists between or among any Partnership Entity, on the one hand, and the directors, managers, officers, members, partners, stockholders, customers or suppliers of any Partnership Entity, on the other hand, that is required to be described in the Registration Statement, the Disclosure Package and the Prospectus and is not so described.

(ll)           Investment Company Act. No Partnership Entity is, and upon the issuance by the Partnership and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Disclosure Package and the Prospectus, no Partnership Entity will be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(mm)      Environmental Laws. Except as described in the Registration Statement, the Disclosure Package and the Prospectus and except as would not, individually or in the aggregate, result in a Material Adverse Effect, (i) no Partnership Entity is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Partnership Entities have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against any Partnership Entity and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting any Partnership Entity relating to Hazardous Materials or any Environmental Laws.

(nn)         Absence of Registration Rights. Except as may arise under the Subject Instruments or as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no persons with registration rights or other similar rights to have any securities (debt or equity) (A) registered pursuant to the Registration Statement or included in the offering contemplated by this Agreement or (B) otherwise registered by the Partnership under the 1933 Act.  There are no persons with tag along rights or other similar rights (other than any such rights which have been complied with or waived) to have any securities (debt or equity) included in the offering contemplated by this Agreement or sold in connection with the sale of Securities by the Partnership pursuant to this Agreement.

(oo)         Preemptive Rights. Except as may arise under the Subject Instruments or as disclosed in the Registration Statement, the Disclosure Package and the Prospectus or in the Partnership Documents, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of capital stock of or partnership or membership interests in any of the Partnership Entities. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Securities or other securities of the Partnership, other than as have been waived or deemed waived. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no outstanding options or warrants to purchase any shares of capital stock of, or partnership or membership interests in, any of the Partnership Entities.

(pp)                          Parties to Lock-up Agreements. Each of the parties listed on Exhibit A hereto has executed and delivered to the Representative a lock-up agreement in the form of Exhibit B hereto.  Exhibit A hereto contains a true, complete and correct list of all directors and officers of the Legacy Parties.

(qq)                          NASDAQ Global Select Market. The Securities being sold hereunder by the Partnership have been approved for listing, subject only to official notice of issuance, on the NASDAQ.

(rr)                                FINRA Conduct Rule Matters.  To the knowledge of the Partnership Entities, all of the information provided to the Underwriters or to counsel for the Underwriters by the Partnership and its officers and directors in connection with letters, filings or other supplemental information provided to the Financial Industry Regulatory Authority (the “FINRA”) pursuant to FINRA Rule 5110 is true, complete and correct.

(ss)                              Tax Returns. The Partnership Entities have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof, except where the failure so to file would not, individually or in the aggregate, have a Material Adverse Effect, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against any of them, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith by appropriate actions and except for such taxes, assessments, fines or penalties the nonpayment of which would not, individually or in the aggregate, have a Material Adverse Effect.

(tt)                                Insurance. The Partnership Entities are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as, in management’s judgment, are prudent and customary in the businesses in which they are engaged; all policies of insurance and any fidelity or surety bonds insuring any Partnership Entity or their respective businesses, assets, employees, officers and directors are in full force and effect; the Partnership Entities are in compliance with the terms of such policies and instruments in all material respects; there are no claims by any Partnership Entity under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; no Partnership Entity has been refused any insurance coverage sought or applied for; and no Partnership Entity has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Effect.

(uu)                          Accounting Controls. The Partnership Entities (i) make and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets and; (ii) maintain and have maintained effective internal control over financial reporting as defined in Rule 13a-15 under the 1934 Act Rules and Regulations and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for their assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; (E) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus is in compliance with the Commission’s published rules and guidelines applicable thereto.

(vv)                          Disclosure Controls and Procedures. (i) The Partnership has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the 1934 Act Rules and Regulations), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Partnership in the reports it files or will file or submit under the 1934 Act, as applicable, is accumulated and communicated to management of the Partnership including its respective principal executive officers and principal financial officers, as appropriate, to allow such officers to make timely decisions regarding required disclosure and (iii) except as described in the Pricing Disclosure Package and the Prospectus, such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(ww)                      Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Partnership or any of the Partnership’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002, as amended, with which any of them is required to comply, including Section 402 related to loans.

(xx)                          Absence of Manipulation. No Partnership Entity, Subsidiary or director or executive officer of the General Partner has taken nor will take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(yy)                          No Right of First Refusal. No Partnership Entity nor any other person has any preemptive right, right of first refusal or other similar right to purchase or otherwise acquire any of the Securities to be sold by the Partnership to the Underwriters pursuant to this Agreement.

(zz)                            Statistical, Demographic or Market-Related Data. Any statistical, demographic, market-related, customer-related or production-related data included in the Registration Statement, the Disclosure Package or the Prospectus is based on or derived from sources that the Partnership believes to be reliable and accurate and all such data included in the Registration Statement, the Disclosure Package or the Prospectus accurately reflects the materials upon which it is based or from which it was derived.

(aaa)                   Lending Relationship. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, no Partnership Entity has any lending relationship or other commercial banking relationship with any bank or similar institution affiliated with any of the Underwriters, and except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, no Partnership Entity intends to use any of the proceeds from the sale of the Securities to repay any debt owed to any Underwriter or any affiliate of any Underwriter.

(bbb)                   No Prohibition on Dividends by Subsidiaries. No subsidiary of the Partnership is prohibited, directly or indirectly, from paying any dividends or making any other distributions on such subsidiary’s equity securities, from repaying any debt owed to the Partnership or any of its other subsidiaries, or from transferring any of its property or assets to the Partnership or any of its other subsidiaries, except as described in or contemplated by (i) the Registration Statement, Disclosure Package and the Prospectus or (ii) the organizational documents of the subsidiaries.

(ccc)                      No Conflict with OFAC Laws. None of the Partnership Entities, nor, to the knowledge of the Partnership, any officer, agent or employee of any of the Partnership Entities is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Partnership will not knowingly, directly or indirectly, use the proceeds of the offering or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(ddd)                   No Conflict with FCPA. Neither the Partnership nor any of its subsidiaries nor, to the knowledge of the Partnership, any director, officer, agent, employee or affiliate of the Partnership or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Partnership, its subsidiaries and, to the knowledge of the Partnership, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(eee)                      Compliance with Money-Laundering Laws.  The operations of each of the Legacy Parties, Legacy Reserves Services, Inc., a Texas corporation (“Services”), and Legacy Reserves Finance Corporation, a Delaware corporation (“Legacy Finance”), are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Legacy Parties, Services or Legacy Finance with respect to the Money Laundering Laws is pending or, to the knowledge of each of the Legacy Parties, threatened.

(fff)                         Certificates. Any certificate signed by any officer of the Partnership Entities and delivered to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by such Partnership Entity to each Underwriter as to the matters covered thereby.

2.                                      Purchase, Sale and Delivery of the Firm Securities.  On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (a) the Partnership agrees to sell to the Underwriters, and each such Underwriter agrees, severally and not jointly, to purchase from the Partnership, at a purchase price of $23.808 per unit, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto and (b) the Partnership agrees to sell to the Underwriters, and each such Underwriter agrees, severally and not jointly, to purchase from the Partnership, any additional number of Option Securities that such Underwriter may become obligated to purchase pursuant to Section 3 hereof.

Delivery of the Firm Securities will be in book-entry form through the facilities of The Depository Trust Company, New York, New York (“DTC”). Delivery of the documents required by Section 6 hereof with respect to the Securities shall be made available at or prior to 9:00 a.m. Houston time on November 15, 2012 at the offices of Andrews Kurth LLP, 600 Travis, Suite 4200, Houston, Texas 77002 or at such other place as may be agreed upon between the Representative and the Partnership (the “Place of Closing”), or at such other time and date not later than five full business days thereafter as the Representative and the Partnership may agree, such time and date of payment and delivery being herein called the “Initial Delivery Date.”  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters hereunder.

The Partnership will deliver the Firm Securities to the Underwriters, against payment of the purchase price therefor in Federal (same day) Funds by wire transfer to an account at the bank specified by the Partnership at least two business days before the Initial Delivery Date.

The Partnership will cause its transfer agent to deposit the Firm Securities pursuant to the Full Fast Delivery Program of the DTC.

It is understood that the Underwriters propose to offer the Securities to the public upon the terms and conditions set forth in the Disclosure Package and the Prospectus.

3.                                      Purchase, Sale and Delivery of the Option Securities.  The Partnership hereby grants the option to the Underwriters to purchase from the Partnership up to 1,305,000 Option Securities, on the same terms and conditions as the Firm Securities. No Option Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered and such Option Securities shall be sold at the same price as the Firm Securities.

Option Securities may be purchased as provided in this Section 3 solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities.

The option is exercisable by the Representative at any time, in whole or in part, and from time to time, before the expiration of 30 days from the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next day thereafter when the NASDAQ is open for trading), for the purchase of all or part of the Option Securities covered thereby, by notice given by the Representative to the Partnership in the manner provided in Section 12 hereof, setting forth the number of Option Securities as to which the Underwriters are exercising the option, and the date of delivery of said Option Securities, which date shall not be earlier than the Initial Delivery Date, nor less than one business day (unless it is exercised prior to the Initial Delivery Date; provided, that the Option Security Delivery Date shall be the same as the Initial Delivery Date), or more than five business days, after such notice unless otherwise agreed to by the Partnership and the Representative. The Underwriters may terminate the option at any time, as to any unexercised portion thereof, by notice given by the Representative to the Partnership to such effect.  The percentage of Option Securities to be purchased by each Underwriter shall be the same as the percentage of Firm Securities purchased by such Underwriter.

The Underwriters shall make such allocation of the Option Securities among them as may be required to eliminate purchases of fractional Securities.

Delivery of Option Securities will be in book-entry form through the facilities of DTC. Delivery of the documents required by Section 6 hereof with respect to the Option Securities shall be made at the Place of Closing at or prior to 9:00 a.m. Houston time on the date designated in the notice given by the Representative as provided above, or at such other time and date as the Representative and the Partnership may agree (which may be the same as the Initial Delivery Date), such time and date of payment and delivery being herein called the “Option Security Delivery Date.”  The Initial Delivery Date and any Option Security Delivery Date are sometimes each referred to as a “Delivery Date.” Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters hereunder.  On each Option Security Delivery Date, the Legacy Parties shall provide the Underwriters such representations, warranties, agreements, opinions, letters, certificates and covenants with respect to Option Securities as are required to be delivered on the Initial Delivery Date with respect to the Firm Securities.

The Partnership will cause its transfer agent to deposit Option Securities pursuant to the Full Fast Delivery Program of the DTC.

4.                                      Covenants of the Partnership.

(a)                                 The Legacy Parties jointly and severally covenant and agree with the several Underwriters that:

(i)            The Partnership will timely transmit copies of the Preliminary Prospectus and the Prospectus, and any amendments or supplements thereto (subject to the provisions of this Section 4), to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Rules and Regulations.

(ii)           The Partnership will deliver or make available to each of the Underwriters and to counsel for the Underwriters (i) a signed copy of the Registration Statement as originally filed, including copies of exhibits thereto, and of any amendments and supplements to the Registration Statement and (ii) a signed copy of each consent and certificate included in, or filed as an exhibit to, the Registration Statement as so amended or supplemented; the Partnership will deliver to the Underwriters as soon as practicable after the date of this Agreement as many copies of the Preliminary Prospectus, the Prospectus and any amendment or supplement thereto as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act; the Partnership will promptly advise the Underwriters of any request of the Commission for amendment of the Registration Statement or for supplement to the Preliminary Prospectus or the Prospectus or for any additional information, and of the issuance by the Commission or any state or other jurisdiction or other regulatory body of any stop order under the 1933 Act or other order suspending the effectiveness of the Registration Statement (as amended or supplemented) or preventing or suspending the use of the Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus or suspending the qualification or registration of the Securities for offering or sale in any jurisdiction, and of the institution or threat of any proceedings therefor, of which the Partnership shall have received notice or otherwise have knowledge prior to the completion of the distribution of the Securities; and the Partnership will use its best efforts to prevent the issuance of any such stop order or other order and, if issued, to obtain the lifting thereof at the earliest possible moment.

(iii)          The Partnership will not file any amendment or supplement to the Registration Statement, the Prospectus, the Basic Prospectus or Issuer Free Writing Prospectus or any other free writing prospectus (or any other prospectus relating to the Securities filed pursuant to Rule 424(b) of the 1933 Act Rules and Regulations), of which the Underwriters shall not previously have been advised or to which the Underwriters shall have reasonably objected in writing after being so advised unless the Partnership shall have determined based upon the advice of counsel that such amendment or supplement is required by law; and the Partnership will promptly notify the Underwriters after it shall have received notice thereof of the time when any amendment to the Registration Statement, the Prospectus, the Basic Prospectus or Issuer Free Writing Prospectus becomes effective or when any supplement to the Basic Prospectus has been filed.

(iv)          During the period when a prospectus relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or dealer, the Partnership will comply, at its own expense, with all requirements imposed by the 1933 Act and the 1933 Act Rules and Regulations, so far as necessary to permit the continuance of sales of or dealing in the Securities during such period in accordance with the provisions hereof and as contemplated by the Prospectus.

(v)           If, during the period when a prospectus relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or dealer, (i) any event relating to or affecting the Partnership Entities or of which the Partnership shall be advised in writing by the Representative shall occur as a result of which, in the opinion of the Partnership or the counsel for the Underwriters, the Prospectus or any Issuer Free Writing Prospectus, as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) it shall be necessary to amend or supplement the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus to comply with the 1933 Act, the 1933 Act Rules and Regulations, the 1934 Act or the 1934 Act Rules and Regulations, the Partnership will forthwith at its expense prepare and file with the Commission, and furnish to the Underwriters a reasonable number of copies of, such amendment or supplement or other filing that will correct such statement or omission or effect such compliance.

(vi)          During the period when a prospectus relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or dealer, the Partnership will furnish such proper information as may be lawfully required and otherwise cooperate with the Underwriters in qualifying the Securities for offer and sale under the applicable securities or Blue Sky laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and will file and make such statements or reports as are or may be reasonably necessary; provided, however, that the Partnership shall not be required to qualify as a foreign partnership or to qualify as a dealer in securities or to file a general consent to service of process under the laws of any jurisdiction where the Partnership is not presently qualified or where the Partnership would be subject to taxation as a foreign entity.

(vii)         The Partnership will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(viii)        The Partnership will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(ix)          The Partnership will use its best efforts to obtain the approval for and maintain the listing of the Securities on the NASDAQ.

(x)           The Legacy Parties will not, for a period of 45 days from the date of the Prospectus (the “Lock-up Period”), without the prior written consent of Wells Fargo, directly or indirectly:

1)                                     offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Units or any securities convertible into or exercisable or exchangeable for Units,

2)                                     file or cause the filing of any registration statement under the 1933 Act with respect to any Units or any securities convertible into or exercisable or exchangeable for any Units (other than any Rule 462(b) Registration Statement filed to register Securities to be sold to the Underwriters pursuant to this Agreement and registration statements on Form S-8 to register Units or options to purchase Units pursuant to the long-term incentive plan described in clause (2) of the next paragraph, or

3)                                     enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Units or any securities convertible into or exercisable or exchangeable for Units, whether any transaction described in (1) or (3) above is to be settled by delivery of Units, other securities, in cash or otherwise.

Notwithstanding the provisions set forth in the immediately preceding paragraph, the Partnership may, without the prior written consent of Wells Fargo:

4)                                     issue Securities to the Underwriters pursuant to this Agreement,

5)                                     issue Units, options to purchase Units and other awards, pursuant to the Amended and Restated Legacy Reserves LP Long-Term Incentive Plan, as such plan is in effect on the date of this Agreement,

6)                                     issue Units upon the exercise of options and other awards outstanding on the date of this Agreement or issued after the date of this Agreement under the Amended and Restated Legacy Reserves LP Long-Term Incentive Plan, as such options and plan are in effect on the date of this Agreement, and

7)                                     issue Units directly to a seller of a business as part of the purchase price if the General Partner determines that such acquisition will increase cash flow from operations on a per unit basis after giving effect to such issuance, provided that the persons receiving Units shall have agreed in writing to be bound by the terms of these lock-up provisions for the remainder of the Lock-up Period.

(xi)          The Partnership, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Rules and Regulations.

(xii)         The Partnership agrees that, unless it has obtained or will obtain the prior written consent of the Representative, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the 1933 Act Rules and Regulations) required to be filed by the Partnership with the Commission or retained by the Partnership under Rule 433 of the 1933 Act Rules and Regulations; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II hereto and any electronic road show.  The Partnership agrees that (x) it has treated and will treat, as the case may be, each Issuer Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the 1933 Act Rules and Regulations applicable to any Issuer Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(xiii)        If, at any time prior to the filing of the Prospectus pursuant to Rule 424(b) of the 1933 Act Rules and Regulations, any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made at such time not misleading, the Partnership will (i) notify the Representative promptly so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission and (iii) supply any amendment or supplement to the Representative in such quantities as the Representative may reasonably request.

(xiv)        If the Partnership elects to rely on Rule 462(b) of the 1933 Act Rules and Regulations, the Partnership shall both file an Abbreviated Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act Rules and Regulations by the earlier of (i) 10:00 p.m., Houston time, on the date of this Agreement and (ii) the time that confirmations are given or sent, as specified by Rule 462(b)(2).

(b)                                 Each of the Underwriters, severally but not jointly, covenant and agree with the Partnership that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Partnership, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the 1933 Act Rules and Regulations) required to be filed by the Partnership with the Commission or retained by the Partnership under Rule 433 of the 1933 Act Rules and Regulations; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II hereto and any electronic road show.

5.                                      Payment of Expenses.

(a)                                 Expenses. The Partnership will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the word processing, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Partnership, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 4(a)(vi) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplements thereto, (vi) the printing and delivery to the Underwriters of copies of each Preliminary Prospectus, any Free Writing Prospectus, the documents constituting the Disclosure Package and the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplements thereto, (viii) the fees and expenses of the transfer agent and registrar for the Securities, (ix) the fees and expenses incurred in connection with the listing of the Securities on the NASDAQ, (xi) all costs and expenses of the Underwriters (other than air transportation expenses relating to the road show in connection with the offering of the Securities), including the reasonable fees and disbursements of counsel for the Underwriters and (xii)  the disbursements of counsel for the Underwriters in connection with the copying and delivery of closing documents delivered by the Partnership or the Partnership’s accountants or counsel (including any local counsel).

(b)                                 Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 6 or Section 10(a)(i) or (v) hereof, the Partnership shall reimburse the Underwriters for all of their out of pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

6.                                      Conditions of the Underwriters’ Obligations.  The several obligations of the Underwriters to purchase and pay for the Securities, as provided herein, shall be subject to the accuracy, as of the date hereof and as of each Delivery Date, of the representations and warranties of the Legacy Parties contained in this Agreement or in certificates of any officer of the Partnership or any subsidiary of the Partnership, to the performance by the Legacy Parties of their respective covenants and other obligations hereunder, and to the following further conditions:

(a)           All filings required by Rule 424 and Rule 430B of the 1933 Act Rules and Regulations shall have been timely made.

(b)           No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Partnership, threatened or contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

(c)           At each Delivery Date, the Representative shall have received the favorable opinion, dated as of such Delivery Date, of Andrews Kurth LLP, counsel for the Partnership (“Partnership Counsel”), in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, in the form set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request.

(d)           At each Delivery Date, the Representative shall have received the favorable opinion, dated as of such Delivery Date, of Vinson & Elkins L.L.P., counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to such matters as the Underwriters may reasonably require.  In giving such opinion such counsel may rely without investigation, as to all matters governed by the laws of any jurisdictions other than the law of the State of New York, the federal law of the United States and the Delaware Revised Uniform Limited Partnership Act, upon the opinions of counsel satisfactory to the Representative.  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Partnership and its subsidiaries and of public officials.

(e)           At each Delivery Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the Disclosure Package (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Partnership and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, and, at such Delivery Date, the Representative shall have received a certificate of the Chairman, the President, the Chief Executive Officer or an Executive Vice President or Senior Vice President of each of the Legacy Parties (or persons holding similar positions, as applicable) and of the Chief Financial Officer or Chief Accounting Officer of each of the Legacy Parties (or persons holding similar positions, as applicable), dated as of such Delivery Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Legacy Parties in this Agreement are true and correct with the same force and effect as though expressly made at and as of such Delivery Date, (iii) the Legacy Parties have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Delivery Date under or pursuant to this Agreement, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, are contemplated by the Commission.

(f)            At the time of the execution of this Agreement, the Representative shall have received from each of BDO USA, LLP and the Reserve Engineer a letter, dated the date of this Agreement and in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letters for each of the other Underwriters, (i) in the case of the letters of BDO USA, LLP, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Partnership contained in or incorporated by reference into the Registration Statement, the Disclosure Package or the Prospectus and (ii) in the case of the letter of the Reserve Engineer, containing statements and information ordinarily included in reserve engineers’ “comfort letters” to underwriters with respect to the Reserve Report and related information contained in or incorporated by reference into the Registration Statement, the Disclosure Package or the Prospectus.

(g)           At each Delivery Date, the Representative shall have received from each of BDO USA, LLP and the Reserve Engineer a letter, dated as of such Initial Delivery Date and in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letters furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to such Delivery Date.

(h)           Prior to the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit B hereto signed by each of the persons listed on Exhibit A hereto.

(i)            Additional Documents. At each Delivery Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement; and all proceedings taken by the Partnership in connection with the issuance and sale of the Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

(j)            Termination of Agreement. If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities on an Option Security Delivery Date which is after the Initial Delivery Date, the obligations of the several Underwriters to purchase the relevant Securities, may be terminated by the Representative by notice to the Partnership at any time on or prior to the Initial Delivery Date or such Option Security Delivery Date, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 5 hereof and except that Sections 1, 5, 7, 8 and 9 hereof shall survive any such termination and remain in full force and effect.

7.             Indemnification.

(a)           Indemnification by the Legacy Parties. The Legacy Parties agree, jointly and severally, to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of any Underwriter, affiliates of any Underwriter who have, or who are alleged to have, participated in the distribution of the Units as underwriters, and each person, if any, who controls any Underwriter or any such affiliate within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Partnership; and

(iii)          against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Wells Fargo), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Partnership by any Underwriter through Wells Fargo expressly for use in the Registration Statement (or any amendment thereto), or in any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto).

(b)           Indemnification by the Underwriters. Each Underwriter severally agrees to indemnify and hold harmless the Partnership, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 7, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Partnership by such Underwriter through Wells Fargo expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary Prospectus, any Issuer Free Writing Prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto).

(c)           Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  Counsel to the indemnified parties shall be selected as follows: counsel to the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by Wells Fargo; and, counsel to the Partnership, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Partnership.  An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.  In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Underwriters and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Partnership, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)           Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

8.             Contribution.

(a)           If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (a) in such proportion as is appropriate to reflect the relative benefits received by the Legacy Parties on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (b) if the allocation provided by clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Legacy Parties on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

(b)           The relative benefits received by the Legacy Parties on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Partnership and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

(c)           The relative fault of the Legacy Parties on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by any of the Legacy Parties or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(d)           The Legacy Parties and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters or the Legacy Parties were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

(e)           Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

(f)            No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(g)           For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Partnership, each officer of the Partnership who signed the Registration Statement, and each person, if any, who controls the Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Partnership.  The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule I hereto and not joint.

9.             Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Legacy Parties or any of their subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Partnership, and shall survive delivery of the Securities to the Underwriters.

10.          Termination of Agreement.

(a)           Termination; General. The Representative may terminate this Agreement, by notice to the Partnership, at any time on or prior to the Initial Delivery Date (and, if any Option Securities are to be purchased on an Option Security Delivery Date which occurs after the Initial Delivery Date, the Representative may terminate the obligations of the several Underwriters to purchase such Option Securities, by notice to the Partnership, at any time on or prior to such Option Security Delivery Date) (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or the Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Partnership and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Partnership has been suspended or materially limited by the Commission or the NASDAQ, or if trading generally on the NYSE Amex LLC or the New York Stock Exchange or in the NASDAQ has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (iv) if a banking moratorium has been declared by either Federal or New York authorities or (v) if there shall have occurred, since the time of execution of this Agreement, any downgrading in the rating of any debt securities or Partnership by any “nationally recognized statistical rating organization” (as defined by the Commission for purposes of Rule 436 under the 1933 Act) or any public announcement that any such organization has under surveillance or review its ratings on any such debt securities, (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement by any such organization that the Partnership has been placed on negative outlook.

(b)           Liabilities. If this Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party except as provided in Section 5 hereof, and provided further that Sections 1, 5, 7, 8 and 9 hereof shall survive such termination and remain in full force and effect.

11.          Default by One or More of the Underwriters.  If one or more of the Underwriters shall fail at the Initial Delivery Date or an Option Security Delivery Date to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24 hour period, then:

(a)           if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non defaulting Underwriters; or

(b)           if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Option Security Delivery Date which occurs after the Initial Delivery Date, the obligation of the Underwriters to purchase and of the Partnership to sell the Option Securities that were to have been purchased and sold on such Option Security Delivery Date, shall terminate without liability on the part of any non defaulting Underwriter.

No action taken pursuant to this Section 11 shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of an Option Security Delivery Date which is after the Initial Delivery Date, which does not result in a termination of the obligation of the Underwriters to purchase and the Partnership to sell the relevant Option Securities, as the case may be, the Representative shall have the right to postpone the Initial Delivery Date or the relevant Option Security Delivery Date, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

12.          Notices.  All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Representative shall be mailed, delivered or sent by facsimile transmission and confirmed c/o Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, Attention: Equity Syndicate Department, Fax: (212) 214-5918; or if sent to the Partnership shall be mailed, delivered, sent by facsimile transmission, or emailed and confirmed to the Partnership at Legacy Reserves LP, 303 W. Wall Street, Suite 1400, Midland, TX, 79701, Attention: Dan G. Leroy, Fax: (432) 689-5299; and if sent to any other party, shall be given at the address set forth on the signature page hereof.

13.          Information Furnished by Underwriters.  The statements under the heading “Underwriting” in the Prospectus related to (i) concessions and reallowances and (ii) price stabilization, short positions and penalty bids constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Section 1(c), (d), (e) and (g) and Sections 7, 8 and 9 hereof.

14.          Parties.  This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Legacy Parties and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Legacy Parties and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Partnership and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

15.          GOVERNING LAW AND TIME.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

16.          Effect of Headings.  The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof

17.          Definitions.  As used in this Agreement, the following terms have the respective meanings set forth below:

(a)           “Hydrocarbon Interests” means all rights, titles, interests and estates now owned or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases (including subleases), oil, gas and casinghead gas leases, or other liquid or gaseous hydrocarbon leases, mineral fee or lease interests, other oil, gas and mineral leasehold fee or term interests, farm outs, overriding royalty and royalty interests, net profits interests, net revenue interests, carried interests, oil payments, production payment interests and similar mineral interests, including any reserved, reversionary or residual interest of whatever nature.

(b)           “Lien” means any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

(c)           “Oil and Gas Properties” means all of the Partnership’s Hydrocarbon Interests; personal property and/or real property now or hereafter pooled or unitized with Hydrocarbon Interests; currently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including all units created under orders, regulations and rules of any governmental body having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests; pipelines, gathering lines, compression facilities, tanks and processing plants; oil wells, gas wells, water wells, injection wells, platforms, spars or other offshore facilities, casings, rods, tubing, pumping units and engines, Christmas trees, derricks, separators, gun barrels, flow lines, gas systems (for gathering, dehydration, treating and compression), and water systems (for treating, disposal and injection); interests held in royalty trusts whether currently existing or hereafter created; hydrocarbons in and under and which may be produced, saved, processed or attributable to the Hydrocarbon Interests, the lands covered thereby and all hydrocarbons in pipelines, gathering lines, tanks and processing plants and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; tenements, hereditaments, appurtenances and personal property and/or real property in any way appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, and all rights, titles, interests and estates described or referred to above, including any and all real property, now owned or hereafter acquired, used or held for use in connection with the operating, working or development of any of such

Hydrocarbon Interests or personal property and/or real property and including any and all surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

(d)           “Organizational Documents” means (a) in the case of a corporation, its charter and by laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (e) in the case of any other entity, the organizational and governing documents of such entity.

(e)           “Partnership Documents” means any contracts, indentures, mortgages, deeds of trust, loan or credit agreements, bonds, notes, debentures, evidences of indebtedness, leases or other instruments or agreements to which the Partnership or any of its subsidiaries is a party or by which the Partnership or any of its subsidiaries is bound or to which any of the property or assets of the Partnership or any of its subsidiaries is subject.

(f)            “Repayment Event” means any event or condition which gives the holder of any bond, note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Partnership or any subsidiary of the Partnership.

(g)           “Subject Instruments” means the Credit Agreement and all other instruments, agreements and documents filed as an exhibit to or incorporated by reference into the Registration Statement pursuant to Rule 601(b)(10) of Regulation S-K of the Commission; provided that if any instrument, agreement or other document filed as an exhibit to or incorporated by reference into the Registration Statement as aforesaid has been redacted or if any portion thereof has been deleted or is otherwise not included as part of such exhibit (whether pursuant to a request for confidential treatment or otherwise), the term “Subject Instruments” shall nonetheless mean such instrument, agreement or other document, as the case may be, in its entirety, including any portions thereof which shall have been so redacted, deleted or otherwise not filed.

(h)           “Working Interest” means each Partnership Entity’s undivided operating and expense-bearing interest under a Hydrocarbon Interest.

18.          Research Independence.  The Partnership acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Partnership and/or the offering that differ from the views of its investment bankers.  The Partnership hereby waives and releases, to the fullest extent permitted by law, any claims that the Partnership may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership by such Underwriters’ investment banking divisions.  The Partnership acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

19.          Absence of Fiduciary Relationship.  Each of the Legacy Parties acknowledges and agrees that:

(a)           Each of the Underwriters is acting solely as an underwriter in connection with the public offering of the Securities and no fiduciary, advisory or agency relationship between the Legacy Parties, on the one hand, and any of the Underwriters, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not any of the Underwriters have advised or is advising the Legacy Parties on other matters and none of the Underwriters has any obligation to the Legacy Parties with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b)           the public offering price of the Securities and the price to be paid by the Underwriters for the Securities set forth in this Agreement were established by the Partnership following discussions and arms-length negotiations with the Representative;

(c)           it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d)           in connection with each transaction contemplated by this Agreement and the process leading to such transactions, each Underwriter is and has been acting solely as principal and not as fiduciary, advisor or agent of the Legacy Parties or any of their affiliates, or any of their respective unitholders (or other equity holders), creditors or employees or any other party;

(e)           none of the Underwriters has provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(f)            it is aware that the Underwriters and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Legacy Parties and that none of the Underwriters has any obligation to disclose such interests and transactions to the Legacy Parties by virtue of any fiduciary, advisory or agency relationship; and

(g)           it waives, to the fullest extent permitted by law, any claims it may have against any of the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that none of the Underwriters shall have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Legacy Parties or any affiliates, unitholders (or other equity holders), employees or creditors of the Legacy Parties.

20.          Counterparts.  This Agreement may be executed (including by facsimile transmission) with the counterpart signature page or by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

21.          Time of Essence.  Time shall be of the essence of this Agreement.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Partnership a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Partnership in accordance with its terms.

LEGACY RESERVES GP, LLC

By:	/s/ James D. Westcott
	Name:	James D. Westcott
	Title:	Executive Vice President and Chief Financial Officer

LEGACY RESERVES LP

By:	Legacy Reserves GP, LLC,
its general partner

By:	/s/ James D. Westcott
	Name:	James D. Westcott
	Title:	Executive Vice President and Chief Financial Officer

LEGACY RESERVES OPERATING GP LLC

By:	Legacy Reserves, LP,
its sole member

By:	Legacy Reserves GP, LLC,
its general partner

By:	/s/ James D. Westcott
	Name:	James D. Westcott
	Title:	Executive Vice President and Chief Financial Officer

LEGACY RESERVES OPERATING LP

By:	Legacy Reserves Operating GP LLC,
its general partner

By:	Legacy Reserves, LP,
its sole member

By:	Legacy Reserves GP, LLC,
its general partner

By:	/s/ James D. Westcott
	Name:	James D. Westcott
	Title:	Executive Vice President and Chief Financial Officer

as of the date first above written.

WELLS FARGO SECURITIES, LLC

By:	/s/ David Herman
Name: David Herman
Title: Director

For itself and the other several Underwriters named in Schedule I to the foregoing Agreement.

SCHEDULE I

Allocation of Firm Securities

Name	Number of Firm Securities
Wells Fargo Securities, LLC	1,044,000
Barclays Capital Inc.	957,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	957,000
Citigroup Global Markets Inc.	957,000
J.P. Morgan Securities LLC	957,000
Raymond James & Associates, Inc.	957,000
RBC Capital Markets, LLC	957,000
UBS Securities LLC	957,000
Robert W. Baird & Co. Incorporated	261,000
Stifel, Nicolaus & Company, Incorporated	261,000
Global Hunter Securities, LLC	108,750
Janney Montgomery Scott LLC	108,750
MLV & Co. LLC	108,750
Wunderlich Securities, Inc.	108,750
Total	8,700,000

SCHEDULE II

Issuer Free Writing Prospectus

None.

Pricing Information

Number of Units:	8,700,000 Firm Units or, if the Underwriters exercise in full their option to purchase additional Units granted in Section 3 hereof, 10,005,000 Units.

Public offering price for the Units:	$24.80 per Unit

Schedule III

Subsidiaries

Entity:	Foreign Qualifications:
Binger Operations, L.L.C. (Oklahoma)
(50% non-controlling interest)	N/A

Legacy Reserves Services, Inc. (Texas)	N/A
Legacy Reserves Finance Corporation (Delaware)	N/A

Legacy Parties

Entity:	Foreign Qualifications:
Legacy Reserves GP, LLC (Delaware)	Texas
Legacy Reserves LP (Delaware)	Texas

Legacy Reserves Operating GP LLC (Delaware)	Texas, Montana, North Dakota
Legacy Reserves Operating LP (Delaware)	Texas, Mississippi, Montana, New Mexico, North Dakota, Oklahoma, Kansas, Wyoming

Exhibit A

Director and Officers of Legacy Reserves GP, LLC

Cary D. Brown

Kyle A. McGraw

Dale A. Brown

G. Larry Lawrence

William D. Sullivan

William R. Granberry

Kyle D. Vann

James D. Westcott

Paul T. Horne

William M. Morris

James R. Lawrence

Dan G. LeRoy

Micah C. Foster

Exhibit B

Form of Lock-Up Letter

November 8, 2012

WELLS FARGO SECURITIES, LLC

As Representative of the several Underwriters

named in Schedule I

c/o WELLS FARGO SECURITIES, LLC

375 Park Avenue

New York, New York 10152

Dear Sirs:

The undersigned understands that you, as Representative (the “Representative”) of the Underwriters (the “Underwriters”) named in Schedule I of the Underwriting Agreement (hereinafter defined), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Legacy Parties providing for the purchase by the Underwriters of units (the “Securities”) representing limited partner interests in the Partnership (the “Units”), and that the Underwriters propose to reoffer the Securities to the public (the “Offering”).  Capitalized terms used but not defined herein have the meanings given to them in the Underwriting Agreement.

In order to induce you and the other Underwriters to enter into the Underwriting Agreement, and in light of the benefits that the offering of the Securities will confer upon the undersigned in its capacity as a securityholder and/or an officer, director or employee of the Partnership or one of its affiliates, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter that, during the period beginning on and including the date of the Underwriting Agreement through and including the date that is the 45th day after the date of the Underwriting Agreement (the “Lock-up Period”), the undersigned will not, without the prior written consent of Wells Fargo Securities, LLC (“Wells Fargo”), directly or indirectly:

(i)            offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Units or any securities convertible into or exercisable or exchangeable for Units, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or

(ii)           enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any Units or any securities convertible into or exercisable or exchangeable for any Units.

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whether any transaction described in clause (i) or (ii) above is to be settled by delivery of Units, other securities, in cash or otherwise.

Notwithstanding the provisions set forth in the immediately preceding paragraph, the undersigned may, without the prior written consent of Wells Fargo:

(1)                                 if the undersigned is a natural person, as a bona fide gift or gifts, or by will or intestacy, to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family or to a charity or educational institution, and

(2)                                 if the undersigned is, or directly or indirectly controls, a partnership or a limited liability company, to a partner or member, as the case may be, of such partnership or limited liability company if, in any such case, such transfer is not for value.

provided, however, that in the case of any transfer described in clause (1) or (2) above, it shall be a condition to the transfer that (A) the transferee executes and delivers to Wells Fargo acting on behalf of the Underwriters, not later than one business day prior to such transfer, a written agreement, in substantially the form of this agreement (it being understood that any references to “immediate family” in the agreement executed by such transferee shall expressly refer only to the immediate family of the undersigned and not to the immediate family of the transferee) and otherwise satisfactory in form and substance to Wells Fargo, and (B) if the undersigned is required to file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of Units or any securities convertible into or exercisable or exchangeable for Units by the undersigned during the Lock-up Period (as the same may be extended as described above), the undersigned shall include a statement in such report to the effect that such transfer or distribution is not a transfer for value and, in the case of any transfer pursuant to clause (1), that such transfer is being made as a gift or by will or intestacy, as the case may be, and, in the case of any transfer pursuant to clause (2), that such transfer is being made to the partners or members, as the case may be, of the applicable partnership or limited liability company, as the case may be, and is not a transfer for value.  For purposes of this paragraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned.

The undersigned further agrees that (i) it will not, during the Lock-up Period (as the same may be extended as described above), make any demand for or exercise any right with respect to the registration under the Securities Act of 1933, as amended (the “1933 Act”), of any Units or any securities convertible into or exercisable or exchangeable for Units, and (ii) the Partnership may, with respect to any Units or any securities convertible into or exercisable or exchangeable for Units owned or held (of record or beneficially) by the undersigned, cause the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-up Period (as the same may be extended as described above).

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to the registration of any securities pursuant to any agreement, instrument,

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understanding or otherwise, including any registration rights agreement or similar agreement, to which the undersigned is a party or under which the undersigned is entitled to any right or benefit and any tag-along rights or other similar rights to have any securities (debt or equity) included in the Offering contemplated by the Underwriting Agreement or sold in connection with the sale of Securities pursuant to the Underwriting Agreement, provided that such waiver shall apply only to the Offering of Securities pursuant to the Underwriting Agreement and each registration statement filed under the 1933 Act in connection therewith.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned.  This agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned acknowledges and agrees that whether or not any public offering of Units actually occurs depends on a number of factors, including market conditions.

[Signature Page Immediately Follows]

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IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

Yours very truly,

Print Name:

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Exhibit C

Form of Opinion of Partnership Counsel

1.                                      Each of the Legacy Parties has been duly formed or organized, as applicable, and is validly existing as a limited partnership or limited liability company, as applicable, in good standing under the laws of the State of Delaware.

2.                                      Each of the Legacy Parties has the partnership or limited liability company power and authority, as applicable, necessary to own, lease and operate their respective properties and to conduct their respective businesses as described in the Registration Statement, the Disclosure Package and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

3.                                      Each of the Legacy Parties is duly registered or qualified as a foreign partnership or limited liability company, as applicable, to transact business and each of the Legacy Parties is in good standing in each jurisdiction set forth opposite its name on Schedule III to the Underwriting Agreement.

4.                                      Moriah Properties, Ltd., DAB Resources, Ltd., Brothers Production Properties, Ltd., Brothers Production Company, Inc., Brothers Operating Company, Inc., J&W McGraw Properties, Ltd., and H2K Holdings, Ltd. (collectively, the “Founders”) own 100% of the issued and outstanding membership interests in the General Partner; such membership interests have been duly authorized and validly issued in accordance with the GP LLC Agreement, and are fully paid (to the extent required by the GP LLC Agreement) and non-assessable (except as such non-assessability may be limited by Sections 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”)); and the Founders own such membership interests free and clear of all Liens (A) other than restrictions on transfer under the GP LLC Agreement or applicable securities laws, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Texas naming any of the Founders as a debtor is on file in the office of the Secretary of State of the State of Texas or (C) otherwise known to such counsel without independent investigation, other than those created or arising under Section 18-607 of the Delaware LLC Act.

5.                                      The General Partner is the sole general partner of the Partnership with an approximate 0.04% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement, and is fully paid (to the extent required by the Partnership Agreement); and the General Partner owns such general partner interest free and clear of all Liens (A) other than restrictions on transfer under the Partnership Agreement or applicable securities laws, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file in the office of the Secretary of State of the State of Delaware or (C) otherwise known to such counsel without independent investigation, other than those created or arising under Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (the

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“Delaware LP Act”); and the General Partner owns no assets, and has no business, other than with respect to its general partner interest in the Partnership.

6.                                      As of the date hereof, after giving effect to the offering contemplated by the Underwriting Agreement (assuming the option to purchase Option Securities is not exercised), the issued and outstanding limited partner interests of the Partnership will consist of 56,799,419 Units.  All of the issued and outstanding Units, and the limited partner interests represented thereby, have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required by the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

7.                                      The Securities to be issued and sold by the Partnership pursuant to the Underwriting Agreement, and the limited partner interests represented thereby, are duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the purchaser thereof against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid (to the extent required by the Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act).

8.                                      The Partnership owns 100% of the membership interests in the Operating GP; such membership interests have been duly authorized and validly issued in accordance with the Operating GP LLC Agreement, and are fully paid (to the extent required by the Operating GP LLC Agreement) and non-assessable (except as such non-assessability may be affected by Sections 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interests free and clear of all Liens, except for the pledge of such membership interests under the security documents (the “Security Documents”) entered into in connection with the Second Amended and Restated Credit Agreement, dated March 10, 2011, by and between the Partnership and Wells Fargo Bank, National Association, as administrative agent, as amended (the “Credit Agreement”) and (A) other than restrictions on transfer under the Operating GP LLC Agreement or applicable securities laws, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (C) otherwise known to such counsel without independent investigation, other than those created or arising under Section 18-607 of the Delaware LLC Act).

9.                                      The Operating GP is the sole general partner of the Operating Partnership with a 0.1% general partner interest in the Operating Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement, and is fully paid (to the extent required by the Operating Partnership Agreement); and the Operating GP owns such general partner interest free and clear of all Liens, except for the pledge of such general partner interest under the Credit Agreement and (A) other than restrictions on transfer under the Operating Partnership Agreement or applicable securities laws, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating GP as a debtor is on file in the office of the Secretary of State of the State of Delaware or (C)

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otherwise known to such counsel without independent investigation, other than those created or arising under Sections 17-303, 17-607 and 17-804 of the Delaware LP Act.

10.                               The Partnership is the sole limited partner of the Operating Partnership with a 99.9% limited partner interest in the Operating Partnership; such limited partner interest has been duly authorized and validly issued in accordance with the Operating Partnership Agreement and is fully paid (to the extent required by the Operating Partnership Agreement) and non-assessable (except as such non-assessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all Liens, except for the pledge of such limited partner interest under the Security Documents and (A) other than restrictions on transfer under the Operating Partnership Agreement or applicable securities laws, (B) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (C) otherwise known to such counsel without independent investigation, other than those created or arising under Sections 17-303, 17-607 and 17-804 of the Delaware LP Act.

11.                               The Underwriting Agreement has been duly authorized, executed and delivered by each of the Legacy Parties.

12.                               Except as described in the Disclosure Package, the issuance of the Securities to be sold by the Partnership pursuant to the Underwriting Agreement is not subject to any preemptive rights, rights of first refusal or other similar rights of any securityholder of the Partnership or any other person arising under Organizational Documents of any of the Legacy Parties, the Delaware LLC Act, the Delaware LP Act, or any of the agreements listed on Schedule 1 attached hereto (the “Applicable Agreements”).

13.                               The opinion of Andrews Kurth LLP that is filed as Exhibit 8.1 to the Partnership’s Form 8-K filed between the date hereof and the Initial Delivery Date is confirmed, and the Underwriters may rely upon such opinion as if it were addressed to them.

14.                               The form of certificate used to evidence the Units complies in all material respects with all applicable requirements of the Delaware LP Act, with any applicable requirements of the Partnership Agreement of the Partnership and with any applicable requirements of the NASDAQ.

15.                               To such counsel’s knowledge (based solely upon an opinion support certificate), except as otherwise disclosed in the Disclosure Package, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Partnership or any subsidiary is a party, or to which the property of the Partnership or any subsidiary is subject, before or brought by any court or governmental agency or body which might reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Partnership of its obligations thereunder.

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16.                               The statements made in the Disclosure Package under the captions “Description of Our Units,” “Material Provisions of Our Partnership Agreement,” “Conflicts of Interest and Fiduciary Duties” and “Material Tax Considerations,” in each case to the extent that they purport to constitute summaries of the terms of statutes, rules or regulations, legal and governmental proceedings or contracts or other documents (including, but not limited to the Organizational Documents), constitute fair summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.

17.                               (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which such counsel not been called upon to express an opinion), (B) no authorization, approval, vote or other consent of any unitholder or creditor of the Partnership pursuant to any Applicable Agreement, (C) no waiver or consent under any Applicable Agreement, and (D) to the knowledge of such counsel, no authorization, approval, vote or other consent of any other person or entity, is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement, for the offering, issuance, sale or delivery of the Securities.

18.                               None of (i) the offering, issuance and sale by the Partnership of the Securities, (ii) the execution, delivery and performance of the Underwriting Agreement by the Legacy Parties, or (iii) the consummation of the transactions contemplated by the Underwriting Agreement, (A) conflicts with or will conflict with or constitutes or will constitute a violation of the Organizational Documents, (B) conflicts with or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under the Applicable Agreements, (C) results or will result in any violation of the Delaware LP Act, the Delaware LLC Act, the applicable laws of the State of Texas, the applicable laws of the State of New York or the applicable laws of the United States of America, (D) violates or will violate any order, judgment, decree or injunction of any court or governmental agency or other authority of or with any court, governmental agency or body of the State of Texas or the United States of America or known to such counsel having jurisdiction over any of the Legacy Parties or any of their properties or assets in a proceeding to which any of them or their property is a party or (E) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Legacy Parties pursuant to any Applicable Agreements.

19.                               The Partnership is not and, immediately after giving effect to the issuance and sale by the Partnership of the Securities and the application of the net proceeds thereof as described in the Disclosure Package, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

Partnership Counsel shall state that:

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(a) in such counsel’s opinion, each of the Registration Statement, as of the most recent effective date and the Initial Delivery Date, the Disclosure Package, as of the time of first sale and the Initial Delivery Date, the Prospectus, as of its date and the Initial Delivery Date, and each of the Incorporated Documents, when they were filed with the SEC, appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act or 1934 Act, as applicable and the rules and regulations promulgated thereunder (except that in each case such counsel need not express any statement or belief as to Regulation S-T),

(b) such counsel is not aware of any documents that are required to be filed as exhibits to the Registration Statement or any of the Incorporated Documents and are not so filed or of any documents that are required to be summarized in the Disclosure Package, the Prospectus or any of the Incorporated Documents, and are not so summarized,

(c) no facts have come to such counsel’s attention that have led such counsel to believe that (i) the Registration Statement, as of the most recent effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, as of the time of first sale, contained an untrue statement of any material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date and the Initial Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need not express any opinion, statement or belief in this letter with respect to (A) the historical financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (B) any other financial or accounting data, and the information pertaining to oil and gas reserves included or incorporated or deemed incorporated by reference in, or excluded from, the Registration Statement, the Disclosure Package or the Prospectus, and (C) representations and warranties and other statements of fact included in the exhibits to the Registration Statement or to the Incorporated Documents.

Partnership Counsel shall state that the Registration Statement automatically became effective under the 1933 Act on May 24, 2011; and, to Partnership Counsel’s knowledge (based solely upon oral communication with the Commission), no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

In the event that such opinion shall define the term “Registration Statement,” “Disclosure Package,” “Prospectus” or “Issuer Free Writing Prospectus” (rather than indicating that such terms, as used in such opinion, have the respective meanings given thereto in the Underwriting Agreement), such opinion shall define the terms “Registration Statement” to include the Rule 430A Information, shall define the term “Disclosure Package” as the Disclosure Package in the form furnished to the Underwriters for use in connection with the offering of the Securities, shall

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define the term “Prospectus” as the Prospectus in the form furnished to the Underwriters for use in connection with the offering of the Securities and such opinion shall state that if any Prospectus is delivered pursuant to Rule 173(d), such Prospectus shall be identical to the electronically transmitted copy thereof filed with the Commission pursuant to Rule 424(b), and shall define “Issuer Free Writing Prospectus” as the Issuer Free Writing Prospectus in the form furnished to the Underwriters for use in connection with the offering of the Securities (and not as the form of Issuer Free Writing Prospectus filed with the Commission pursuant to Rule 433).

In rendering such opinion, Partnership Counsel shall state that such opinion covers matters arising under the applicable laws of the State of Texas, applicable laws of the State of New York, applicable laws of the United States of America, the Delaware Revised Uniform Limited Partnership Act, the Delaware Limited Liability Company Act and certain other specified laws of the United States of America to the extent referred to specifically herein.  In rendering such opinion, Partnership Counsel may rely as to matters involving the laws of any other state upon the opinion of local counsel satisfactory to the Representative; provided that such opinion shall be addressed to the Representative, shall state that Partnership Counsel may rely on such opinion as if it were addressed to them in rendering their opinion pursuant to the Underwriting Agreement, shall be dated the same date as the opinion of Partnership Counsel, shall be delivered to the Representative at the same time that the opinion of Partnership Counsel is delivered, and shall be satisfactory in form and substance to counsel for the Underwriters.  In rendering such opinion, Partnership Counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Partnership and public officials.  Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

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